Exhibit 99(i)
                 CONNECTICUT NATURAL GAS CORPORATION
                    Quarterly Report on Form 10-Q
                            Exhibit Index

                   Quarter Ended December 31, 1994

                                                       Document
       Item                 Description              Description
   ------------             -----------              ------------

     99(i)     Exhibit Index                            Ex-99.1

     10(lxx)   Commercial Revolving Credit               Ex-10.70
               Agreement By and Between Fleet
               Bank, National Association, and
               Energy Networks, Inc.

     27        Financial Data Schedule                   Ex-27


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